Exhibit 1.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF the SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Platina Energy Group Inc. (the "Company") on Form 10-KSB for the period ended March 31, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Blair Merriam, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	/s/  Blair Merriam
	Blair Merriam
	Chief Executive Officer and Treasurer

	June 29, 2005